EXHIBIT 10.4

EXECUTION COPY

AMENDMENT NO. 1 AND WAIVER NO. 1

AMENDMENT NO. 1 AND WAIVER NO. 1 (this “Amendment and Waiver”), dated as of August 18, 2009, to and under the First Amended and Restated Credit Agreement, dated as of June 2, 2006, among CLECO CORPORATION. (the “Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A. and WESTLB AG, NEW YORK BRANCH, as Syndication Agents, KEYBANK NATIONAL ASSOCIATION, UNION BANK OF CALIFORNIA, N.A., CALYON, NEW YORK BRANCH and COBANK, ACB, as Documentation Agents and THE BANK OF NEW YORK MELLON (formerly The Bank of New York), as Administrative Agent, (as amended, supplemented or otherwise modified, the “Credit Agreement”).

RECITALS

A.           Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.

B.           Pursuant to Section 4.10 of the Credit Agreement, the Borrower represents and warrants, among other things, that the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent audited financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of such Plan, and that the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent audited financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of such underfunded Plans (the “Section 4.10 Representation”).  The Section 4.10 Representation is made at the time of each Credit Event, in each Compliance Certificate and upon the occurrence of each Storm Recovery Asset Sale (each a “Section 4.10 Representation Event”).

C.           As at December 31, 2008, the present value of all accumulated benefit obligations under all Plans exceeded the fair market value of the assets of such Plans by approximately $61,400,000.  During the period from December 31, 2008 to date, there have been several Section 4.10 Representation Events and the Borrower breached the Section 4.10 Representation on each such Section 4.10 Representation Event.  Each such breach constitutes a separate Event of Default under Article 8(c) of the Credit Agreement (each, a “Section 4.10 Representation Event of Default”).

D.           The Borrower has requested that the Administrative Agent and Required Lenders waive each Section 4.10 Representation Event of Default occurring on or before the date hereof and amend Section 4.10 of the Credit Agreement as herein set forth and the Administrative Agent and the Lenders signing below are willing to do so subject to the terms and conditions set forth in this Amendment and Waiver.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Lenders signing below and the Administrative

Cleco Corporation Amendment No. 1 and Waiver No. 1

Agent hereby agree as follows:

1.           The Administrative Agent and the Lenders signing below each hereby waives each Section 4.10 Representation Event of Default occurring on or before the date hereof.

2.           Section 4.10 of the Credit Agreement is hereby amended by substituting “$75,000,000” for “10,000,000” in both instances in which it occurs therein.

3.           Paragraphs 1 and 2 hereof shall not be effective until such time as the following conditions are satisfied:

(a)           the Administrative Agent (or its counsel) shall have received from the Borrower and Required Lenders either (i) a counterpart of this Amendment and Waiver signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment and Waiver) that such Person has signed a counterpart of this Amendment and Waiver;

(b)           the Administrative Agent shall have received, for the account of each Lender which has executed and delivered this Amendment and Waiver on or before 3:00 p.m. (New York time) on the date hereof, a fee equal to 0.05% of such Lender’s Commitment as in effect on the date hereof; and

(c)           all other fees and expenses payable in connection with this Amendment and Waiver, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced, shall have been paid.

4.           The Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, (b) represents and warrants that no Default (other than the Section 4.10 Representation Events of Default) has occurred and is continuing, (c) represents and warrants that all of the representations and warranties made by it in the Loan Documents to which it is a party (other than the Section 4.10 Representations) are true and correct in all material respects, both immediately before and after giving effect to this Amendment and Waiver (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and (d) the Section 4.10 Representations are true and correct in all material respects after giving effect to this Amendment and Waiver.

5.           This Amendment and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.  It shall not be necessary in making proof of this Amendment and Waiver to produce or account for more than one counterpart signed by the party to be charged.  Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart.

6.           The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no waiver herein in respect of any term or condition of any Loan Document shall be deemed to be a waiver or other modification in respect of any other term or condition of any Loan Document.

Cleco Corporation Amendment No. 1 and Waiver No. 1

7.           THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page is Intentionally Blank]

Cleco Corporation Amendment No. 1 and Waiver No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CLECO CORPORATION

By:	/s/ Charles A. Mannix
Name:	Charles A. Mannix
Title:	Vice President – Tax and Treasurer

Cleco Corporation Amendment No. 1 and Waiver No. 1

THE BANK OF NEW YORK MELLON, individually, as Issuing Bank and as Administrative Agent

By:	/s/ Hussam S. Alsahlani
Name:	Hussam S. Alsahlani
Title:	Senior Associate

Cleco Corporation Amendment No. 1 and Waiver No. 1

JPMORGAN CHASE BANK, N.A., individually, and as a Syndication Agent

By:	/s/ Helen D. Davis
Name:	Helen D. Davis
Title:	Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

WESTLB AG, NEW YORK BRANCH, individually, and as a Syndication Agent

By:	/s/ James Anderson
Name:	James Anderson
Title:	Director

By:	/s/ Anthony Alessandro
Name:	Anthony Alessandro
Title:	Executive Director

Cleco Corporation Amendment No. 1 and Waiver No. 1

KEYBANK NATIONAL ASSOCIATION, individually, and as a Documentation Agent

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

UNION BANK OF CALIFORNIA, N.A., individually, and as a Documentation Agent

By:	/s/ Harvey Horowitz
Name:	Harvey Horowitz
Title:	Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

CALYON, NEW YORK BRANCH, individually, and as a Documentation Agent

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

Cleco Corporation Amendment No. 1 and Waiver No. 1

COBANK, ACB, individually, and as a Documentation Agent

By:	/s/ Matthew Brill
Name:	Matthew Brill
Title:	Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

COMERICA BANK

By:	/s/ De Von Lang
Name:	De Von Lang
Title:	Assistant Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

BANK HAPOALIM B.M.

By:	/s/ Charles McLaughlin
Name:	Charles McLaughlin
Title:	Senior Vice President

By:	/s/ Frederic S. Becker
Name:	Frederic S. Becker
Title:	Senior Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Vice President

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Kermit W. Pharris, Jr.
Name:	Kermit W. Pharris, Jr.
Title:	Vice President

Cleco Corporation Amendment No. 1 and Waiver No. 1

WHITNEY NATIONAL BANK

By:	/s/ Eric B. Goebel
Name:	Eric B. Goebel
Title:	Vice President Whitney National Bank

Cleco Corporation Amendment No. 1 and Waiver No. 1